UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

Unless otherwise indicated in these unaudited pro forma condensed combined financial statements, all references to: (i) “Mount Logan” refer to Mount Logan Capital Inc., a corporation organized under the laws of the Province of Ontario, Canada; (ii) “180 Degree Capital” refer to 180 Degree Capital Corp., a corporation organized under the laws of the State of New York; and (iii) “New Mount Logan” refer to Mount Logan Capital Inc. (formerly, Yukon New Parent, Inc.), a corporation organized under the laws of the State of Delaware. On September 12, 2025, pursuant to an Agreement and Plan of Merger, dated as of January 16, 2025 and amended as of July 6, 2025, and August 17, 2025 (as amended, the “Merger Agreement”), (1) TURN Merger Sub LLC, a wholly owned subsidiary of New Mount Logan, merged with and into 180 Degree Capital (the “TURN Merger”), with 180 Degree Capital continuing as the surviving company and a wholly-owned subsidiary of New Mount Logan, and (2) Moose Merger Sub LLC, a wholly owned subsidiary of New Mount Logan, merged with and into Mount Logan (the “MLC Merger” and, together with the TURN Merger, the “Mergers,” and together with the other transactions contemplated under the Merger Agreement, collectively the “Business Combination”), with Mount Logan continuing as the surviving company and a wholly-owned subsidiary of New Mount Logan. Terms used but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the proxy statement/prospectus filed with the Securities and Exchange Commission pursuant to Rule 424(b) on July 11, 2025 (the “Joint Proxy Statement/Prospectus”).

The following unaudited pro forma condensed combined financial information has been derived from and should be read in conjunction with the historical consolidated financial statements and the related notes of both Mount Logan and 180 Degree Capital, which are included in the Joint Proxy Statement/Prospectus.

180 Degree Capital and Mount Logan have performed an analysis of the various reorganization steps to effectuate the Business Combination between 180 Degree Capital and Mount Logan including creation of New Mount Logan. At the completion of the Mergers:

•180 Degree Capital becomes a wholly-owned subsidiary of New Mount Logan through its merger with TURN Merger Sub, in which 180 Degree Capital is the surviving business;
•Mount Logan becomes a wholly-owned subsidiary of New Mount Logan through its merger with Moose Merger Sub LLC, in which Mount Logan is surviving business;
•180 Degree Capital and Mount Logan become wholly-owned legal subsidiaries of New Mount Logan.

While New Mount Logan will be the legal acquiror of Mount Logan, for accounting purposes, the transaction will be treated as a reverse acquisition and accounted for using the acquisition method of accounting in accordance with Accounting Standards Codification Topic 805, Business Combinations. This determination is primarily based on the fact that, subsequent to the consummation of the transaction, former Mount Logan equity holders will have a majority of the voting rights of the combined company, former Mount Logan equity holders will have the ability to nominate a majority of the members of the board of directors of the combined company, and Mount Logan senior management will comprise the senior management roles of New Mount Logan, including the roles of Chief Executive Officer, President and Chief Financial Officer, and be responsible for the day-to-day operations. As such, New Mount Logan, including 180 Degree Capital as a wholly-owned subsidiary of New Mount Logan, will be treated as the “acquired” company for accounting purposes.

Accordingly, for financial reporting purposes, the assets and liabilities of Mount Logan will be stated at historical carrying values and its consolidated financial statements will be presented as the predecessor to the combined company in the historical financial statements following the consummation of the transaction. The assets and liabilities of 180 Degree Capital will be recorded at their fair values measured as of the acquisition date. If such excess exists based on preliminary estimated fair values of the assets acquired and liabilities assumed, goodwill will be recognized in this transaction. The results of 180 Degree Capital will be presented within the consolidated results of Mount Logan from the date of acquisition going forward.

The final allocation of the purchase price will be determined after the Mergers are completed and after completion of a final analysis to determine the estimated relative fair values of each of 180 Degree Capital’s and Mount Logan’s assets and liabilities. Increases or decreases in the estimated fair values of the net assets, commitments and other items of either 180 Degree Capital or Mount Logan, as applicable, as compared to the information shown in this Joint Proxy Statement/Prospectus, may occur. Accordingly, the final adjustments may be materially different from the pro forma adjustments presented in this Joint Proxy Statement/Prospectus.

The following unaudited pro forma consolidated financial statements give effect to the transaction as follows:

•The historical audited consolidated balance sheet of New Mount Logan as of June 30, 2025, and the historical unaudited statement of assets and liabilities of 180 Degree Capital as of June 30, 2025, adjusted to conform to that of the statement of financial position of Mount Logan on a pro forma basis depicting the accounting for the business combination and related transactions.

•The historical audited consolidated statement of operations of 180 Degree Capital for the twelve months ended December 31, 2024, and historical unaudited interim consolidated statement of operations as of June 30, 2025, adjusted to conform to that of the historical consolidated statement of operations presentation of Mount Logan on a pro forma basis assuming the business combination and related transactions had been consummated on January 1, 2024 (i.e., the beginning of the earliest period presented). New Mount Logan did not have operations during the audit period of January 7, 2025 (inception) to February 7, 2025 or the audited interim period of January 7, 2025 (inception) to June 30, 2025.

The following unaudited pro forma condensed combined financial statements have been prepared using the audited financial statements of 180 Degree Capital for the year ended December 31, 2024, the audited financial statements for New Mount Logan for the period ended February 7, 2025, the audited financial statements of Mount Logan for the year ended December 31, 2024, the unaudited interim consolidated financial statements of 180 Degree Capital for the six-month period ending June 30, 2025, the audited interim consolidated financial statements of New Mount Logan for the six-month period ending June 30, 2025, and the unaudited interim condensed consolidated financial statements of Mount Logan for the six-month period ending June 30, 2025.

The following unaudited pro forma condensed financial information has been prepared in accordance with Article 11 of Regulation S-X” (“Article 11 of Regulation S-X”).

The following unaudited pro forma condensed consolidated financial information is presented for illustrative purposes only and does not necessarily indicate the results of operations or the combined financial position that would have resulted had the Business Combination been completed at the beginning of the applicable period presented, nor the impact of expense efficiencies, asset dispositions, dividends and other factors.

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Assets
Asset Management:
Cash and cash equivalents		$2,748	$577	$12,000	(a)			$15,325
Investments		25,417	—	38,077	(b)			63,494
Unaffiliated publicly traded securities		—	29,432	(29,432)	(b)			—
Non-controlled affiliated privately held companies		—	75	(75)	(b)			—
Non-controlled affiliated publicly traded companies		—	7,935	(7,935)	(b)			—
Unaffiliated derivative investments		—	548	(548)	(b)			—
Non-controlled affiliated derivative investments		—	15	(15)	(b)			—
Unaffiliated rights to milestone payments		—	72	(72)	(b)			—
US Treasury securities money market shares		—	12,000	(12,000)	(a)			—
Intangible assets		23,141	—					23,141
Prepaid expenses		—	117	—				117
Other assets		10,146	105	—				10,251
	—	61,452	50,876	—		—		112,328
Insurance Solutions:
Cash and cash equivalents		97,533	—	—				97,533
Restricted Cash		11,258	—	—				11,258
Investments		926,276	—	—				926,276
Assets of consolidated variable interest entities
Cash and cash equivalents		22,233	—	—				22,233
Investments		129,053	—	—				129,053
Other assets		1,144	—	—				1,144
Reinsurance recoverable		267,068	—	—				267,068
Intangible assets		2,444	—	—				2,444
Deferred acquisition costs		8,457	—	—				8,457
Goodwill		55,697	—	—				55,697
Other assets		20,453	—	—				20,453
		1,541,616	—					1,541,616

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Total assets	$—	$1,603,068	$50,876	$—		$—		$1,653,944

Liabilities
Asset Management:				—				—
Due to related parties		$13,567	$0	$0				$13,567
Debt obligations		73,995	—	—				73,995
Accrued expenses and other liabilities		10,423	2,512	—		5,025	(A)	17,960
Post retirement plan liabilities			338	—				338
	—	97,985	2,850	—		5,025		105,859
Insurance:
Insurance liabilities		779,860	—	—				779,860
Interest sensitive contract liabilities		363,284	—	—				363,284
Funds held under reinsurance contracts		237,281	—	—				237,281
Debt obligations		17,250						17,250
Derivatives		457						457
Accrued expenses and other liabilities		7,243	—	—				7,243
		1,405,375						1,405,375
Total liabilities	—	1,503,360	2,850	—		5,025		1,511,234

Shareholders' Equity
Common Shares / Stock	—	121,372	335	—		(121,694)	(B), (C)	13
Treasury Stock		—	(6,261)	—		6,261	(B)	—
Warrants		1,426	—	—				1,426
Additional Paid-In Capital		8,166	101,578	—		63,348	(B), (C)	173,092
Retained Earnings		(66,727)	—	(47,625)	(c)	47,625	(B)	(66,727)
Total distributable earnings (loss)		—	(47,625)	47,625	(c)			—
Accumulated Other Comprehensive Income (Loss) ("AOCI")		35,471	—	—		(565)	(A)	34,906
Total Shareholders' Equity (Net Assets Under Investment Company Financial Reporting)		99,708	48,027			(5,025)	(B) (C)	142,710

UNAUDITED PRO FORMA CONDENSED COMBINED BALANCE SHEET AS OF JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Total Liabilities and Shareholders' Equity (Net Assets Under Investment Company Financial Reporting)		$1,603,068	$50,877			$—		$1,653,945

Shares outstanding			10,000	—	(d)
Net asset value per outstanding share			$4.80	—	(d)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Revenue
Asset Management:
Management Fee	—	6,049		—				6,049
Incentive fees	—	777		—				777
Equity investment earning	—	324		—				324
Other Revenue	—			126	(e)			126
	—	7,150		126		—		7,276
Insurance Solutions:
Net Premiums	—	(8,251)		—				(8,251)
Insurance revenue	—	1,582		—				1,582
Net investment income	—	31,629		—				31,629
Net gains (losses) from investment activities	—	5,310		—				5,310
Net revenues of consolidated variable interest entities	—	7,182		—				7,182
Net gains (losses) on funds withheld	—	(12,576)		—				(12,576)
Other income	—	154		—				154
	—	25,030		—		—		25,030
Total Revenue	—	32,180		126		—		32,306

Investment Company Reporting Income
Board Fees-Cash	—	—	33	(33)	(e)	—		—
Board Fees-Stock Grant	—	—	93	(93)	(e)	—		—
Dividend Income	—	—	110	(110)	(f)	—		—
Interest-Unaffiliated money market fund securities	—	—	181	(181)	(g)	—		—

Total Investment Company Reporting Income			417	(417)	(e) (f) (g)			—

Expenses
Asset Management:
Administration and servicing fees	—	3,049	—	—		—		3,049
Transaction costs	—	7,298	—	—		—		7,298
Amortization and impairment of intangible assets	—	2,799	—	—		—		2,799
Interest and other credit facility expenses	—	3,906	—	—		—		3,906

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
General, administrative and other	—	2,981	—	4,802	(h)			7,783
						1,609	(D)	1,609
						2,889	(D)	2,889
Compensation and Benefits	—	4,216	1,146					5,362
						527	(E)	527
						(673)	(F)	(673)
Administration and operations	—	—	56	(56)	(h)	—		—
Professional fees	—	—	4,324	(4,324)	(h)	—		—
Rent	—	—	20	(20)	(h)	—		—
Insurance expense	—	—	105	(105)	(h)	—		—
Directors' fees and expenses	—	—	134	(134)	(h)	—		—
Custody fees	—	—	10	(10)	(h)	—		—
Software	—	—	152	(152)	(h)	—		—
Other	—	—	1	(1)	(h)	—		—
		24,249	5,948	—		4,352		$34,549
Insurance:
Net policy benefits and claims	—	729	—	—		—		1,793
Interest sensitive contract benefits	—	7,815	—	—		—		3,818
Amortization of deferred acquisition costs	—	1,460	—	—		—		555
Compensation and benefits	—	467	—	—		—		244
Interest expense	—	735	—	—		—		328
General, administrative and other	—	6,956	—	—		—		3,686
		18,162	—	—		—		18,162
Total Expenses	—	42,411	5,948	—		4,352		$52,711

Net gains (losses) from investment activities	—	1,708	—	7,206	(j)(k)	—		8,914
Dividend income	—	67	—	110	(f)	—		177
Interest income	—	539	—	181	(g)	—		720
Other income (loss), net	—	305	—	—		—		305
Total Investment Income (Loss)	—	2,619	—	7,497	(k)	—		$10,116

Income (Loss) Before Taxes	—	(7,612)	(5,531)	7,206	(k)	(4,352)		$(10,289)

Income Tax (expense) benefit	—	(27)	—	—		—		(27)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Net income (loss)	—	(7,639)	(5,531)	7,206	(k)	(4,352)		$(10,316)

Earnings Per Share
Basic	$—	(0.27)		$—		$—		$(0.79)
Diluted	—	(0.27)		—		—		(0.79)
Weighted Average Shares of Common Shares Outstanding
Basic	—	28,215,408		—		(15,215,408)	(G)	13,000,000
Diluted	—	28,215,408		—		(15,215,408)	(G)	13,000,000

Other comprehensive income (loss):
Other comprehensive income (loss), before tax:
Unrealized investment gains (losses) on available-for-sale securities	—	1,687		—		—		1,687
Unrealized gains (losses) on hedging instruments	—	4,735		—		—		4,735
Remeasurement gains (losses) on future policy benefits related to discount rate	—	(7,992)		—		—		(7,992)
Other comprehensive income (loss), before tax	$—	$(1,570)		$—		$—		$(1,570)
Income tax expense (benefit) related to other comprehensive income (loss)	$—	$—		$—		$—		$—
Other comprehensive income (loss)	$—	$(1,570)		$—		$—		$(1,570)
Comprehensive income (loss)	$—	$(9,209)		$—		$—		$(9,209)

Net realized (loss) gain from investments:
Unaffiliated privately held companies			100	(100)	(i)	—		$—
Unaffiliated publicly traded securities			1,178	(1,178)	(i)	—		—
Net realized loss from investments			1,278	(1,278)				—

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE SIX MONTHS ENDED JUNE 30, 2025 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Change in unrealized appreciation (depreciation) on investments:
Unaffiliated privately held companies			(100)	100	(j)	—		—
Unaffiliated publicly traded securities			8,840	(8,840)	(j)	—		—
Non-controlled affiliated publicly traded equity and equity-related securities			(2,813)	2,813	(j)	—		—
Unaffiliated rights to payments			1	(1)	(j)	—		—
Net change in unrealized appreciation on investments			5,928	(5,928)		—		—
Net realized loss and change in unrealized appreciation on investments		$—	7,206	(7,206)	(l)	$—		$—
Net decrease in net assets resulting from operations	$—	$—	$1,675	$(1,675)	(l)	$—		$—

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Revenue
Asset Management:
Management Fee	$—	$11,131	$—	$—				$11,131
Incentive fees	—	3,198	—	—				3,198
Equity investment earning	—	680	—	—				680
Other Revenue	—		—	142	(e)			142
	—	15,009	—	142		—		15,151
Insurance Solutions:
Net Premiums	—	(15,479)	—	—				(15,479)
Insurance revenue	—	266	—	—				266
Net investment income	—	74,638	—	—				74,638
Net gains (losses) from investment activities	—	(8,211)	—	—				(8,211)
Net revenues of consolidated variable interest entities	—	15,082	—	—				15,082
Net gains (losses) on funds withheld	—	(32,056)	—	—				(32,056)
Other income	—	541	—	—				541
	—	34,781	—	—		—		34,781
Total Revenue	—	49,790	—	142		—		49,932

Investment Company Reporting Income
Board Fees-Cash	—	—	65	(65)	(e)			—
Board Fees-Stock Grant	—	—	77	(77)	(e)			—
Interest-Unaffiliated money market fund securities	—	—	53	(53)	(g)			—

Total Investment Company Reporting Income	—	—	195	(195)	(e) (g)	—		—

Expenses
Asset Management:
Administration and servicing fees	—	5,895	—	—				5,895
Transaction costs	—	2,174	—	—				2,174
Amortization and impairment of intangible assets	—	3,582	—	—				3,582
Interest and other credit facility expenses	—	7,001	—	—				7,001
General, administrative and other	—	6,480	—	2,280	(h)			8,760

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
						5,000	(D)	5,000
						10,234	(D)	10,234
Compensation and Benefits	—	8,412	1,933					10,345
						734	(E)	734
						(593)	(F)	(593)
Administration and operations	—	—	274	(274)	(h)			—
Professional fees	—	—	1,345	(1,345)	(h)			—
Rent	—	—	38	(38)	(h)			—
Insurance expense	—	—	201	(201)	(h)			—
Directors' fees and expenses	—	—	232	(232)	(h)			—
Custody fees	—	—	29	(29)	(h)			—
Software	—	—	155	(155)	(h)			—
Other	—	—	6	(6)	(h)			—
	—	33,544	4,212	—		15,375		53,131
Insurance:
Net policy benefits and claims	—	(10,091)	—	—				(10,091)
Interest sensitive contract benefits	—	14,972	—	—				14,972
Amortization of deferred acquisition costs	—	2,175	—	—				2,175
Compensation and benefits		1,367	—	—				1,367
Interest expense		1,313	—	—				1,313
General, administrative and other	—	16,276	—	—				16,276
	—	26,012						26,012
Total Expenses	—	59,556	4,212	—		15,375		79,143

Net gains (losses) from investment activities	—	(1,531)	—	154	(i)(j)			(1,377)
Dividend income	—	356	—	—				356
Interest income	—	1,091	—	53	(g)			1,144
Other income (loss), net	—	69	—	—	(g)			69
Total Investment Income (Loss)	—	(15)	—	207	(k)	—		192

Income (Loss) / Net investment (Loss) for Investment Company Reporting Before Taxes	—	(9,781)	(4,017)	154	(k)	(15,375)		(29,020)

Income Tax (expense) benefit	$—	$(606)	$—	$—		$—		$(606)

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Net income (loss) / Net investment (Loss) for Investment Company Reporting	$—	$(10,387)	$(4,017)	$154	(k)	$(15,375)		$(29,625)

Earnings Per Share
Basic	—	(0.40)	—					(2.28)
Diluted	—	(0.40)	—					(2.28)
Weighted Average Shares of Common Shares Outstanding	—		—
Basic	—	25,809,370	—			(12,809,370)	(G)	13,000,000
Diluted	—	25,809,370	—			(12,809,370)	(G)	13,000,000

Other comprehensive income (loss):
Other comprehensive income (loss), before tax:			$—					$—
Unrealized investment gains (losses) on available-for-sale securities	—	7,555	—	—				7,555
Unrealized gains (losses) on hedging instruments		(5,192)	—	—				(5,192)
Remeasurement gains (losses) on future policy benefits related to discount rate		7,592	—	—				7,592
Other comprehensive income (loss), before tax	—	9,955	—	—				9,955
Income tax expense (benefit) related to other comprehensive income (loss)	—	—	—	—				—
Other comprehensive income (loss)	—	9,955	—	—				9,955
Comprehensive income (loss)	$—	$(432)	$—	$—				$(432)

Net realized (loss) gain from investments:
Unaffiliated privately held companies	—	—	(809)	809	(i)			—
Unaffiliated publicly traded securities	—	—	(3,002)	3,002	(i)			—
Non-controlled affiliated publicly traded securities	—	—	(22)	22	(i)			—
Unaffiliated rights	—	—	162	(162)	(i)			—

UNAUDITED PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS FOR THE TWELVE MONTHS ENDED DECEMBER 31, 2024 (in thousands, except per share data)
	Historical			Pro Forma
	New Mount Logan	Mount Logan	180 Degree Capital	Reclassification Adjustments	Note 2	Adjustments	Note 3	New Mount Logan
Net realized loss from investments	—	—	(3,671)	3,671				—
Change in unrealized appreciation (depreciation) on investments:
Unaffiliated privately held companies	—	—	749	(749)	(j)			—
Unaffiliated publicly traded securities	—	—	4,723	(4,723)	(j)			—
Non-controlled affiliated privately held companies	—	—	(126)	126	(j)			—
Non-controlled affiliated publicly traded securities	—	—	(1,386)	1,386	(j)			—
Unaffiliated rights to payments	—	—	(136)	136	(j)			—
Net change in unrealized appreciation on investments	—	—	3,824	(3,824)				—
Net realized loss and change in unrealized appreciation on investments	—	—	153	(153)				—
Net decrease in net assets resulting from operations	$—	$—	$(3,866)	$3,866	(l)			$—

NOTES TO UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL INFORMATION
(all amounts are in thousands)

Note 1 - Basis of Pro Forma Presentation

The unaudited pro forma condensed combined financial information has been derived from the historical consolidated financial statements of New Mount Logan, Mount Logan and 180 Degree Capital. The unaudited pro forma combined balance sheet as of June 30, 2025 gives pro forma effect to the Business Combination as if it had been consummated as of that date. The unaudited pro forma combined statement of operations for the year ended December 31, 2024 and six-month period ended June 30, 2025, give pro forma effect to the Business Combination as if it had occurred as of the beginning of the earliest period presented, respectively.

Had the transaction closed on June 30, 2025, former Legacy Mount Logan shareholders and former TURN shareholders would have owned approximately 58% and 42%, respectively, of the combined company. All outstanding Legacy Mount Logan and TURN shares were to be converted into the right to receive shares of New Mount Logan common stock at fixed exchange ratios, resulting in approximately 13 million shares of New Mount Logan’s common stock outstanding, of which approximately 7.6 million shares and 5.4 million shares were to be issued to former Mount Logan shareholders and former TURN shareholders, respectively. TURN’s common shares were delisted from Nasdaq Global Market and TURN deregistered under the Investment Company Act. Mount Logan’s common shares were delisted from Cboe Canada.

The transaction was accounted for as a reverse acquisition with Mount Logan, a legal acquiree, as the accounting acquirer. This determination was based on the relative voting rights, board composition, and management of the combined company, as well as other relevant factors. Retained earnings, historical operations and accumulated other comprehensive income (loss) reflect those of Mount Logan for the period prior to the closing of the Business Combination. Mount Logan’s historical common shares outstanding, shareholders’ equity and earnings per share, have been retrospectively adjusted based on the New Mount Logan’s capital structure.

Had the transaction closed on June 30, 2025, the purchase price would have been $43.5 million. This purchase price was calculated using Legacy Mount Logan’s share price and the number of shares Legacy Mount Logan would have had to issue in order to give TURN’s former shareholders the percentage ownership of Legacy Mount Logan that they had of the Company as of June 30, 2025. The acquired net assets consisted of cash and cash equivalents of $12.6 million, investments of $38.1 million, other assets $0.1 million of and liabilities of $2.8 million, all initially recorded at fair value. The investments were predominantly composed of equity securities which are recorded at fair value on a recurring basis with changes in fair value recognized in the consolidated statement of operations. As the fair value of TURN’s identifiable net assets exceeded the purchase price, the Company recognized a gain of $3.3 million in “Gain on acquisition” on the condensed consolidated statements of operations. The Company incurred $10.3 million in transaction-related costs, including legal, advisory, and other professional fees.

The Company would have issued 5.4 million shares of its common stock to TURN shareholders in connection with the Business Combination, which represented 42% of the voting interests in the Company upon completion of the Business Combination. In accordance with FASB ASC 805-40-30-2, the purchase price in a reverse acquisition is determined based on the number of equity interests the legal acquiree would have had to issue to give the owners of the legal acquirer the same percentage equity interest in the combined entity that results from the reverse acquisition.

The table below summarizes the hypothetical number of shares as of June 30, 2025 that Legacy Mount Logan would have to issue to give TURN owners the same percentage ownerships in the combined company.

	Hypothetical Legacy Mount Logan Ownership
	Number of Legacy Mount Logan shares outstanding	Percentage Ownership
Legacy Mount Logan shareholders	28,666,080	55%
TURN shareholders	23,886,447	45%
Total	52,552,527	100%

The purchase price is calculated based on the number of hypothetical shares of Legacy Mount Logan common stock issued to TURN shareholders multiplied by the share price as demonstrated in the table below (dollars in thousands except for the market price per share).

Number of hypothetical Legacy Mount Logan shares issued to TURN shareholders	23,886,447
Legacy Mount Logan market price per share as of June 30, 2025	$1.81
Purchase price determination of hypothetical Legacy Mount Logan shares issued to TURN shareholders	$43,234
Purchase price consideration	$43,234

Note 2 - Reclassification Adjustments

The following reclassification adjustments have been made to conform 180 Degree Capital’s historical financial information to Mount Logan’s financial statement presentation.

Unaudited Pro Forma Condensed Combined Balance Sheet

(a)Represents the reclassification of 180 Degree Capital’s $12 million of shares of money-market funds to New Mount Logan’s Cash and Cash Equivalents.

(b)Represents the reclassification of 180 Degree Capital’s investments in securities and other financial instruments, at value, separated into categories based on type of investment and voting ownership to New Mount Logan’s Investments. There are no material differences anticipated between the critical accounting policies of 180 Degree Capital and New Mount Logan, including with respect to the valuation of investments.

(c)Represents the reclassification of 180 Degree Capital’s Total distributable earnings (loss) to New Mount Logan’s Retained earnings.

(d)As a CEF, 180 Degree Capital reports net asset value and net asset value per share on its consolidated statement of assets and liabilities. New Mount Logan will not be a CEF, and therefore Net asset value would be reported as Total equity and the sum of Net asset value and Total liabilities would be New Mount Logan’s Total liabilities and equity. Additionally, there is no equivalent reporting of Net asset value per share on New Mount Logan’s financial statements and therefore no reclassification is made.

Unaudited Pro Forma Condensed Combined Statement of Operations:

(e)Represents the reclassification of fees received from the service of an employee of 180 Degree Capital on the board of directors of a portfolio company of 180 Degree Capital to New Mount Logan’s Other revenue.

(f)Reflects the reclassification of 180 Degree Capital’s dividend income earned from investments to New Mount Logan’s Investment income (Loss) - Asset Management.

(g)Reflects the reclassification of 180 Degree Capital’s interest income earned from securities of money market funds to New Mount Logan’s Investment income (Loss) - Asset Management.

(h)Reflects the reclassification of 180 Degree Capital’s operating expenses that are reported in separate line items to New Mount Logan’s General, administrative and other.

(i)Reflects the reclassification of 180 Degree Capital’s net realized (loss) gain from investments separated into categories based on type of investment and voting ownership to New Mount Logan’s Net gains (losses) from investment activities.

(j)Reflects the reclassification of 180 Degree Capital’s reporting of Unrealized appreciation (depreciation) on investments separated into categories based on type of investment and voting ownership to New Mount Logan’s Net gains (losses) from investment activities.

(k)Reflects the reclassification of 180 Degree Capital’s reporting of Total investment income (loss) before and after taxes to New Mount Logan’s Net income before and after taxes.

(l)As a CEF, 180 Degree Capital reports net decrease in net assets resulting from operations on its consolidated statement of operations. New Mount Logan will not be a CEF, and therefore this line item will not be part of its consolidated statement of operations.

Note 3 - Pro Forma Adjustments

The pro forma adjustments and reclassifications included in the unaudited pro forma condensed combined financial statement information are as follows:

A.Accounts payable has been adjusted to reflect Business Combination-related expenses as follows:

Accrued expenses and other liabilities	Amount
Change in control and severance agreement	$319
Portion of retention bonuses payable post-June 30, 2025	208
180 Degree Capital estimated business-combination expenses post-June 30, 2025	1,609
Mount Logan estimated business-combination expenses post-June 30, 2025	2,889
Net change in accounts payable	$5,025

B.This adjustment removes the 180 Degree Capital equity balances.

C. The adjustment below recapitalizes New Mount Logan based on the number of shares issued and outstanding and additional paid-in capital to reflect New Mount Logan’s capital structure post merger.

	Common Stock	Additional Paid In Capital
As reported June 30, 2025 MLC Equity	121,372	8,166
Convert Mount Logan Common shares based on exchange ratio	8	129,531
Share Issuance for Reverse Acquisition	5	43,561
Pro Forma June 30, 2025 Equity	13	173,092
Adjustment to Equity	(121,359)	164,926

(D)The adjustment reflects merger expenses incurred between June 30, 2025, and Closing for 180 Degree Capital and Mount Logan, respectively, as follows:

For the six-month period ended June 31, 2025:

180 Degree Capital estimated business-combination expenses post-June 30, 2025	$1,609
Mount Logan estimated business-combination expenses post-June 30, 2025	2,889

For the year ended December 31, 2024:

180 Degree Capital estimated business-combination expenses post-December 31, 2024	$5,000
Mount Logan estimated business-combination expenses post-December 31, 2024	10,234

(E)The adjustment reflects the approximate severance payments and retention bonuses that would be acquisition costs due to certain employee(s) of 180 Degree Capital upon Closing. See the section entitled “Interests of 180 Directors and Executive Officers in the Mergers” in the Joint Proxy Statement/Prospectus for more information.

For the six-month period ended June 30, 2025:

Change in control and severance agreement	$319
Portion of retention bonuses payable post-June 30, 2025	208

For the year ended December 31, 2024:

Change in control and severance agreement and retention bonus payments	$319
Retention bonus payments post-December 31, 2024	415

(F)This adjustment reflects the removal of stock compensation expense as all Mount Logan RSUs will have been vested upon completion of the merger for the six-month period ended June 30, 2025, and the year ended December 31, 2024.

(G)Earnings per share has been recast assuming the total amount of shares outstanding equal the amount of shares issued as part of the Business Combination. This adjustment reflects the net change in number of shares outstanding for the calculation of earnings per share (basic and diluted) for the six month period ending June 30, 2025 and the year ended December 31, 2024.